SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 30, 2015

One Horizon Group, Inc.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

T1-017 Tierney Building, University of Limerick, Limerick, Ireland.
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+353-61-518477
 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Fischer LLP
1450 Broadway, 26th Floor
New York, NY 10018

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8	Other Events

Item 8.01	Other Events

On June 30, 2015, Mr. Martin Ward, our Chief Financial Officer, Principal Finance and Accounting Officer and a director, entered into a Rule 10b5-1 trading plan with Tripoint Global Equities LLC which was approved by our Chairman of the Board of Directors. Pursuant to the Rule 10b5-1 plan, a total number of 1,000,000 shares of the Common Stock of One Horizon Group, Inc. (the “Company” or “we”, “us”), par value $0.0001 per share (the “Common Stock”) will be sold by Mr. Ward during the period from July 30, 2015 to July 29, 2016 according to the specific instruction set forth in the plan. For more details of the Rule 10b5-1 trading plan, please refer to the Schedule 13D Mr. Ward filed on June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: June 30, 2015	By:	/s/ Brian Collins
Brian Collins
Chief Executive Office and President